SIGMA LABS, INC.,

LA MANCHA COMPANY

AND SUMNER & LAWRENCE LIMITED

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the consolidated balance sheet of Sigma Labs, Inc., a Nevada corporation (“Sigma”) as of December 31, 2011, the balance sheet of La Mancha Company, a New Mexico corporation (LM) as of December 31, 2011 and the balance sheet of Sumner & Lawrence Limited, a New Mexico corporation (“Sumner”) as of December 31, 2011 accounting for the transaction as an acquisition of LM and Sumner with the issuance of common stock of the Company for all the issued and outstanding shares of LM and Sumner and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was completed as of December 31, 2011.

The following unaudited proforma condensed combined statement of operations combines the results of operations of Sigma, LM and Sumner for the year ended December 31, 2011 as if the transaction had occurred at the beginning of the period.

The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of Sigma, LM and Sumner. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the end of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

SIGMA LABS, INC.,

LA MANCHA COMPANY

AND SUMNER & LAWRENCE LIMITED

PROFORMA CONDENSED COMBINED BALANCE SHEET

December 31, 2011

ASSETS

[Unaudited]

	Sigma Labs, Inc.	La Mancha	Sumner	Proforma
	Dec. 31, 2011	Dec. 31, 2011	Dec. 31, 2011	Increase		Proforma
	[Sigma]	[LM]	[Sumner]	(Decrease)		Combined
ASSETS:
Cash	$640,500	$184	$12,429		$-	$653,113
Receivables	110,635	-	153,338		-	263,973
Other assets	28,195	-	-		-	28,195
Property and equipment	31,531	-	143		-	31,674
Patents	37,232	-	-		-	37,232
Investment in subsidiaries	350,000	-	-	[C]	(350,000)	-
				[A]	(184)
				[B]	(87,807)
Customer lists, contacts	-	-	-	[C]	350,000	262,009
	$1,198,093	$184	$165,910		$(87,991)	$1,276,196

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

LIABILITIES:
Accounts payable	$77,220	$-	$76,632		$-	$153,852
Accrued expenses	19,379	-	1,471		-	20,850
Total Liabilities	96,599	-	78,103		-	174,702

STOCKHOLDERS’ (DEFICIT):
				[A]	(27,006)
Common stock,	429,667	27,006	10,000	[B]	(10,000)	429,667
Deferred compensation	(295,000)	-	-		-	(295,000)
Additional paid in capital	2,298,902	-	-		-	2,298,902
				[A]	26,822
Accumulated Deficit	(1,332,075)	(26,822)	77,807	[B]	(77,807)	(1,332,075)
Total Stockholders’ (Deficit)	1,101,494	184	87,807		(87,991)	1,101,494
	$1,198,093	$184	$165,910		$(87,991)	1,276,196

See Notes To Unaudited Proforma Condensed Financial Statements.

SIGMA LABS, INC.,

LA MANCHA COMPANY

AND SUMNER & LAWRENCE LIMITED

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

	Sigma Labs, Inc.	La Mancha	Sumner
	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Proforma
	12-31-2011	12-31-2011	12-31-2011	Increase	Proforma
	[Sigma]	[LM]	[Sumner]	(Decrease)	Combined
REVENUE	$797,354	$-	$1,102,419	$-	1,899,773

COST OF SERVICE REVENUE	412,396	-	809,504	-	1,221,900

GROSS PROFIT	384,958	-	292,915	-	677,873

EXPENSES:
General and administrative	426,519	403	233,043	-	659,965
Payroll expense	650,181	-	84,779	-	734,960
Non-cash compensation	219,500	-	-	-	219,500
Total Expenses	1,296,200	403	317,822	-	1,614,425

INCOME (LOSS) FROM
OPERATIONS	(911,242)	(403)	(24,907)	-	(936,552)

OTHER INCOME (EXPENSE)
Interest income	1,236	-	-	-	1,236
Interest expense	(123)	-	-	-	(123)
Total Other Income (Expense)	1,113	-	-	-	1,113

INCOME (LOSS) FROM OPERATIONS BEFORE
PROVISION FOR TAXES	(910,129)	(403)	(24,907)	-	(935,439)

PROVISION FOR INCOME TAXES	-	-	-	-	-

INCOME (LOSS) FROM
CONTINUING OPERATIONS	(910,129)	(403)	(24,907)	-	(935,439)

DISCONTINUED OPERATIONS	-	-	-	-	-

NET INCOME (LOSS)	$(910,129)	$(403)	$(24,907)	$-	(935,439)

See Notes To Unaudited Proforma Condensed Financial Statements.

SIGMA LABS, INC.,

LA MANCHA COMPANY

AND SUMNER & LAWRENCE LIMITED

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

	B6 Sigma, Inc.	La Mancha	Sumner
	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Proforma
	12-31-2011	12-31-2011	12-31-2011	Increase	Proforma
	[B6]	[LM]	[Sumner]	(Decrease)	Combined
BASIC NET (LOSS) PER
COMMON SHARE (Note 5)					$(.002)

See Notes To Unaudited Proforma Condensed Financial Statements.

SIGMA LABS, INC.,

LA MANCHA COMPANY

AND SUMNER & LAWRENCE LIMITED

NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 –SIGMA LABS, INC.

Sigma Labs was originally organized in December, 1985, but has gone through some reorganizations and name changes. Sigma owns and is currently carrying on its operations through its wholly-owned subsidiary, B6 Sigma, Inc. B6 Sigma, Inc. (“B6”) was organized under the laws of the State of Delaware on February 5, 2010. B6 was founded by a group of scientists, engineers and businessmen to develop and commercialize novel and unique manufacturing and materials technologies. The Company's focus is on various devices which are referred to as the "In Process Quality Assurance" (IPQA) systems. It is the belief of management that this technology will fundamentally redefine conventional manufacturing practices. In addition the Company has developed other products, technologies and services, to be offered to manufacturers, governmental agencies and other scientific and commercial enterprises.

NOTE 2 –LA MANCHA COMPANY

La Mancha Company (“LM”) is a small business with a broad spectrum of scientific disciplines that provides consulting services to the private sector, especially with regard to emerging technologies, alternative applications of established technologies, and assessment of development and maintenance programs for strategic technologies. The company’s principal product is scientific and technological knowledge, gained through academic discipline, research activities and application experience. La Mancha, formed in 1982, expanded in 1993 with the addition of retired scientists and technical managers from the Los Alamos National Laboratory. The company offers consulting services that are based on sound science, an unprejudiced perspective, multi-disciplined capabilities at reasonable rates. La Mancha Company’s primary work is to provide risk assessment as well as technical and management, often in the international environment. The firm maintains extensive contacts, both public and private, in Latin America, Europe, Asia and the Middle East, as well as with top levels of the U.S. Government.

NOTE 3 – SUMNER & LAWRENCE LIMITED

Sumner & Lawrence Limited (“Sumner”) is a small business with a broad spectrum of scientific disciplines that provides consulting services to the public sector, especially with regard to emerging technologies, alternative applications of established technologies, and assessment of development and maintenance programs for strategic technologies. The company’s principal product is scientific and technological knowledge, gained through academic discipline, research activities and application experience. Sumner, formed in 1985, expanded in 1993 with the addition of retired senior scientists and technical managers from the Los Alamos National Laboratory. The company offers consulting services that are based on sound science, an unprejudiced perspective, multi-disciplined capabilities at reasonable rates. Sumner holds ongoing contracts with government agencies that provide a framework of audited fees and burden, as well as appropriate levels of security clearance. Major clients include the State Department, the Department of Defense, the Department of Energy, various military services and affiliated agencies, the National Laboratories, and contractors to these organizations.

NOTE 4 - PROFORMA ADJUSTMENTS

On December 31, 2011, LM and Sumner were acquired by Sigma pursuant to an Exchange Agreement and Plan of Reorganization. The agreement called for Sigma to issue 35,000,000 shares of common stock to the shareholders of LM and Sumner for 100% of the outstanding shares of LM and Sumner common stock in a transaction wherein LM and Sumner would became wholly-owned subsidiaries of Sigma.

Proforma adjustments on the attached financial statements include the following:

[A]	To eliminate the common stock accounts of LM and the prior retained earnings of the Company.

[B]	To eliminate the common stock accounts of Sumner and the prior retained earnings of the Company.

[C]	To reclassify the investment in subsidiaries account for consolidation purposes.

NOTE 5 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.